ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2020
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A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter) (Exact name of registrant as specified in its charter)

Delaware	001-36347	11-2464169
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)

Registrant’s telephone number, including area code: (310) 587-1477

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which is registered
Common Stock, par value $0.01	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2020, the Company entered into a First Amendment (the "First Amendment") to the Amended and Restated Uncommitted Credit Agreement with Cooperative Rabobank U.A. as Joint Lead Arranger and Administrative Agent, Natixis as Joint Lead Arranger and Syndication Agent, and various lenders (as amended, the “Credit Agreement.”) The Credit Agreement originally became effective as of March 29, 2019.

As a result of the First Amendment, (i) Bank of China Limited, New York Branch has been added as a Lender (as defined) under the Credit Agreement, and (ii) the credit facility provided under the Credit Agreement has been increased from $210 million base to a $220 million base. With the $50 million accordion feature, the total facility available to the Company is now $270 million. The First Amendment sets forth certain other conforming amendments.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1
First Amendment to Amended and Restated Uncommitted Credit Agreement, dated as of January 13, 2020, by and among A-Mark Precious Metals, Inc., Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent, and the Lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2020

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:    Carol Meltzer
Title:    General Counsel and Secretary